THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THIS WARRANT NOR ANY SUCH SHARES MAY BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.



                                    WARRANT

                          To Purchase Common Stock of

                                  Q CLUBS INC.


THIS IS TO CERTIFY that SFC (TX) (QRS) 12-18, a Texas corporation ("QRS 12-18") or registered assigns, is entitled upon the due exercise hereof at any time during the Exercise Period (as hereinafter defined) or earlier, in connection with the occurrence of an Exercise Event (as hereinafter defined), to purchase 5,089 shares of Common Stock (subject to adjustment as provided herein) of Q Clubs Inc., a Delaware corporation, at the Exercise Price (as hereinafter defined) (such Exercise Price and the number of shares of Common Stock purchasable hereunder being subject to adjustment as provided herein), and to exercise the other rights, powers and privileges hereinafter provided, all on the terms and subject to the conditions hereinafter set forth.

                                   ARTICLE I
                                  DEFINITIONS

                  In addition to other words and terms defined elsewhere in this Agreement, as used herein the following words and terms shall have the following meanings, respectively, unless the context hereof otherwise clearly requires:

                  "Affiliate" of any Person means a Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such Person. The term "control," as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Assignment" means the form of Assignment appearing at the end of this Warrant.

                  "Closing Date" means July 23, 1996.

                  "Commission" means the Securities and Exchange Commission or any other Federal agency from time to time administering the Securities Act.

                  "Common Stock" means the common stock of the Company, par value $0.01 per share, as constituted on the Closing Date, and any class of capital stock of the Company now or hereafter authorized having the right to share in distributions either of earnings or assets of the Company without limit as to amount or percentage.

                  "Company" means Q Clubs Inc., a Delaware corporation, and any successor corporation.

                  "Convertible Securities" means evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for, with or without payment of additional consideration, additional shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

                  "Current Market Price" as of any date herein specified as to any security, and, in the case of Common Stock, means the average of the daily closing prices for the 30 consecutive trading days commencing 45 trading days before the day in question. The closing price for each day shall be (i) the mean between the closing high bid and low asked quotations of any such security in the over-the-counter market as shown by the National Association of Securities Dealers, Inc. Automated Quotation System, or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, as reported by any member firm of the New York Stock Exchange selected by the Company, or
         (ii) if not quoted as described in clause (I), the mean between the high bid and low asked quotations for any such security as reported by the National Quotation Bureau Incorporated or any similar successor organization, as reported by any member firm of the New York Stock Exchange selected by the Company, or (iii) if any such security is listed or admitted for trading on any national securities exchange, the last sale price of any such security, regular way, or the mean of the closing bid and asked prices thereof if no such sale occurred, in each case as officially reported on the principal securities exchange on which any such security is listed. If any such security is quoted on a national securities or central market system in lieu of a market or quotation system described above, the closing price shall be determined in the manner set forth in clause (i) of the preceding sentence if bid and asked quotations are reported but actual transactions are not, and in the manner set forth in clause (iii) of the preceding sentence if actual transactions are reported.

                  "Default Rate" shall have the meaning set forth in the Lease.

                  "Event of Default" means (a) the breach of any warranty, or the inaccuracy of any representation, made by the Company herein or (b) the failure by the Company to comply with any covenant contained herein.

                  "Exercise Event" means any of the following events: (a) any Value Event, (b) any cash dividend payable to holders of Common Stock, and (c) any substantial or complete liquidation of the Company.

                  "Exercise Event Notice" has the meaning set forth in Section 2.1(c) hereof.

                  "Exercise period" means the period commencing on the third anniversary of the Closing Date and terminating on the eleventh anniversary of the Closing Date.

                  "Exercise Price" means, (i) at any time during the twelve-month period commencing on the Closing Date, $275.12 per share,
         (ii) at any time during each succeeding twelve-month period commencing on each anniversary of the Closing Date, 103.0% of the Exercise Price on the last day of the immediately preceding twelve-month period. The Exercise Price may be adjusted from time to time pursuant to Section
         4.2 hereof.

                  "Fair Value" means the fair value of the appropriate security, property, assets, business or entity as determined by an opinion of an independent investment banking firm in accordance with the following procedure: If any event described herein requires a determination of "Fair Value", whether in connection with an adjustment to the Exercise Price or otherwise, the Company and the holder of this Warrant or Issued Warrant Shares (who, if more than one, shall agree among themselves by a two-thirds majority) shall retain, as promptly as practicable following such event, an independent investment banking firm mutually acceptable to them which shall determine the fair value of the security, property, assets, business or entity, as the case may be, in question and deliver its opinion in writing to the Company and to such holders. Such determination so made shall be conclusive and binding on the Company and such holders. The fees and expenses of any such determination made by any such independent investment banking firm shall be borne by the Company. Notwithstanding the foregoing, in the event that shares of Common Stock are hereafter traded in the over-the-counter market or listed or admitted for trading on any national securities exchange, the Fair Value per share of Common Stock shall be determined in accordance with the definition of "Current Market Price".

                  "Initial Holder" means QRS 12-18.

                  "Issuable Warrant Shares" means the number of shares of Common Stock issuable from time to time upon exercise of this Warrant.

                  "Issued Warrant Shares" means any shares of Common Stock issued pursuant to this Warrant.

                  "Lease" means the Lease Agreement dated as of the Closing Date between the Initial Molder and Sports & Fitness Clubs of America, Inc., an Ohio corporation, as the same may be amended from time to time.

                  "Net Book Value" as of any date means (a) the total consolidated assets of the Company and its Subsidiaries, minus (b) the total consolidated liabilities of the Company and its Subsidiaries, each determined in accordance with generally accepted accounting principles consistently applied.

                  "Notice of Exercise" means the form of Notice of Exercise appearing at the end of this Warrant.

                  "Opinion of Counsel" means the opinion of counsel experienced in Securities Act or bank regulatory matters, as the case may be, chosen by the holder of this Warrant or the holder of Issued Warrant Shares, which counsel may be counsel to such holder.

                  "Other Securities" means any stock and other securities of the company (other than Common Stock, Convertible Securities or Stock Purchase Rights) or any other Person which shall become subject to issue or sale upon the conversion or exchange of any stock or other securities of the Company.

                  "Person" means any unincorporated organization, association, corporation, individual, sole proprietorship, partnership, joint venture, trust institution, entity, party or government (including any instrumentality, division, agency, body or department thereof).

                  "Piggy-Back Shares" has the meaning set forth in Article V hereof.

                  "Redemption Period" means the period commencing on December 31, 2000 and terminating on the eleventh anniversary of the Closing Date.

                  "Securities Act" means the Securities Act of 1933, as amended, or any suc(c)essor Federal statute and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

                  "Stock Purchase Rights" means any warrants, options or other rights to subscribe for, purchase or otherwise acquire any shares of Common Stock or any Convertible Securities.

                  "Subsidiary" means any corporation or association (a) more than 50% (by number of votes) of the Voting Stock of which is at the time owned by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries, or any other business entity in which the Company or one or more Subsidiaries or the Company and one or more Subsidiaries owns more than a 50% interest either in the profits or capital of such business entity or (b) whose net earnings, or portions thereof, are consolidated with the net earnings of the Company and are recorded on the books of the Company for financial reporting purposes in accordance with generally accepted accounting principles.

                  "Value Event" means any of the following events: (a) any merger or consolidation of the Company with or into any corporation that is not an Affiliate of the Company, (b) any sale or disposition of all or substantially all the assets of the Company to a Person other than an Affiliate of the Company, except for any bona fide sale-leaseback of one or more clubs currently owned by the Company, (c) any public offering by the Company of Common stock involving an aggregate offering price of at least $1,000,000 and with respect to which either (i) no Piggy-Back Shares were requested to be registered pursuant to Article V hereof, or (ii) fewer than 50% of the number of Piggy-Back Shares which were requested to be registered were included in such registration, or (d) any sale or other disposition in a single transaction or a series of related transactions by the

         Company or an Affiliate of the Company of shares of Common Stock constituting more than 25% of the number of shares of Common Stock then outstanding (other than to an Affiliate of the Company).

                  "Voting Stock" means securities of any class or series of a corporation or association the holders of which are ordinarily, in the absence of contingencies, entitled to participate in the election of majority of the directors or persons performing similar functions of such corporation or association.

                  "Warrant" means the warrant dated as of Closing Date issued to the Initial Holder and all warrants issued upon the partial exercise, transfer or division of or in substitution for any Warrant.

                  "Warrant Shares" means the Issuable Warrant Shares plus the Issued Warrant Shares, but only during such time as certificates representing such shares of this Warrant are required to bear the legend contained in Section 5.7 hereof.

Whenever used in this Warrant, any noun or pronoun shall be deemed to include both the singular and plural and to cover all genders, and the words "herein", "hereof", and "hereunder" and words of similar import shall refer to this instrument as a whole, including any amendments hereto.

                                   ARTICLE II
                              EXERCISE OF WARRANT

                  2.1. Right to Exercise; Notice.

                  (a) In General. On the terms and subject to the conditions of this Article II, the holder hereof shall have the right, at its option, to exercise this Warrant in whole or in part: (a) at any time during the Exercise Period, (b) in connection with the occurrence of any Exercise Event, or (c) in connection with any transfer, all as more fully specified below.

                  (b) Exercise During Exercise Period. This Warrant may be exercised by the holder hereof at any time during the Exercise Period by delivery to the Company of a Notice of Exercise duly executed by such holder specifying the number of shares of Common Stock to be purchased.

                  (c) Exercise in Connection With an Exercise Event. At least 30 days prior to the earlier of (i) the effective date of any Exercise Event or
(ii) any record date of holders of Common Stock for the purpose of approving or participating in any such Exercise Event, the Company shall give the holder of this Warrant written notice thereof (an "Exercise Event Notice") setting forth all material information relating to the proposed Exercise Event. The holder shall then have the right to exercise this Warrant at any time between the date of such Exercise Event Notice and the earlier of such effective date or such record date by delivery to the Company of a Notice of Exercise duly executed by such holder specifying the number of shares of Common Stock to be purchased.

                  2.2. Manner of Exercise; Issuance of Common Stock. To exercise this Warrant, the holder hereof shall deliver to the Company (a) a Notice of Exercise duly executed by the holder hereof specifying the number of shares of Common Stock to be purchased, (b) an amount equal to the aggregate Exercise Price for all shares of Common Stock as to which this Warrant is then being exercised and (c) this Warrant. At the option of the Company, payment of the Exercise Price shall be made by (x) wire transfer of funds to an account in a bank located in the United States designated by the Company for such purpose,
(y) certified or official bank check payable to the order of the Company and drawn on a member of the New York Clearing House, or (z) by any combination of such methods.

                  Upon receipt of the required deliveries, the Company shall, as promptly as practicable, and in any event within five days thereafter, cause to be issued and delivered to the holder hereof (or its nominee) or, subject to
Article V hereof, the transferee designated in the Notice of Exercise, a certificate or certificates representing shares of Common Stock equal in the aggregate to the number of shares of Common Stock specified in the Notice of Exercise (but not exceeding the maximum number of shares issuable upon exercise of this Warrant). Such certificates shall be registered in the name of the holder hereof (or its nominee) or in the name of such transferee, as the case may be.

                  If this Warrant is exercised in part, the Company shall, at the time of delivery of such certificate or certificates, unless the Exercise Period has expired, issue and deliver to the holder hereof or, subject to
Article V hereof, the transferee so designated in the Notice of Exercise a new warrant evidencing the right of the holder hereof or such transferee to purchase the aggregate number of shares of Common Stock for which this Warrant shall not have been exercised, and this Warrant shall be cancelled.

                  2.3. Effectiveness of Exercise. Unless otherwise requested by the holder hereof, this Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the holder or transferee so designated in the Notice of Exercise shall be deemed to have become a holder of record of such shares for all purposes, as of the close of business on the date the Notice of Exercise, together with payment of the Exercise Price and this Warrant, is received by the Company.

                  2.4. Fractional shares. The Company shall not issue fractional shares of Common Stock or scrip representing fractional shares of Common Stock upon any exercise of this Warrant. Any fractional share of Common Stock which the holder hereof would otherwise be entitled to purchase from the Company upon such exercise shall be disregarded.

                                  ARTICLE III
                      REGISTRATION, TRANSFER AND EXCHANGE

                  3.1. Maintenance of Registration Books. The Company shall keep at its principal office at 395 Springside Drive, Akron, Ohio 44333, a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration, transfer and exchange of this Warrant. The Company shall not at any time except upon the dissolution, liquidation or winding up of the Company, close such register so as to result in preventing or delaying the exercise or transfer of this Warrant.

                  3.2. Transfer and Exchange. Upon surrender for registration or transfer of this Warrant at such office, the Company shall execute and deliver, subject to Article V hereof, in the name of the designated transferee or transferees, one or more new Warrants representing the right to purchase a like aggregate number of shares of Common Stock. At the option of the holder hereof, this Warrant may be exchanged for other Warrants representing the right to purchase a like aggregate number of shares of Common Stock upon surrender of this Warrant at such office. Whenever this Warrant is so surrendered for exchange, the Company shall execute and deliver the Warrants which the holder making the exchange is entitled to receive.

                  Every Warrant presented or surrendered for registration of transfer or exchange shall be accompanied by an Assignment duly executed by the holder thereof or its attorney duly authorized in writing.

                  All Warrants issued upon any registration of transfer or exchange of Warrants shall be the valid obligations of the Company, evidencing the same rights, and entitled to the same benefits, as the Warrants surrendered upon such registration of transfer or exchange.

                  3.3. Replacement. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (a) in the case of any such loss, theft or destruction upon delivery of indemnity reasonably satisfactory to the Company in form and amount or (b) in the case of any such mutilation, upon surrender of such Warrant for cancellation at the principal office of the Company, the Company, at the holder's expense, will execute and deliver, in lieu thereof, a new Warrant.

                  3.4. Ownership. The Company and any agent of the Company may treat the Person in whose name this Warrant is registered on the register kept at the principal office of the Company as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of this Warrant for all purposes, notwithstanding any notice to the contrary. This Warrant, if properly assigned, may be exercised by a new holder without first having a new Warrant issued.

                                   ARTICLE IV
                            ANTIDILUTION PROVISIONS

                  4.1. Adjustment of Number of Shares Purchasable. Upon any adjustment of the Exercise Price as provided in Section 4.2 hereof, the holder hereof shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable hereunder immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                  4.2. Adjustment of Exercise Price. The Exercise Price shall be subject to adjustment from time to time as hereinafter set forth.

                  (a) Stock Dividends, Subdivisions and Combinations. In the event that the Company subsequent to the Closing Date shall:

                  (i) declare a dividend upon, or make any distribution in respect of, any of its stock, payable in Common Stock, Convertible Securities or Stock Purchase Rights, or

                  (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                  (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then the Exercise Price shall be adjusted to that price determined by multiplying the Exercise Price per share of Common Stock immediately prior to such event by a fraction (A) the numerator of which shall be the total number of outstanding shares of Common Stock of the Company immediately prior to such event, and (B) the denominator of which shall be the total number of outstanding shares of Common Stock of the Company immediately after such event, treating as outstanding all shares of Common Stock issuable upon conversions or exchanges of such Convertible Securities and exercises of such Stock Purchase Rights.

                  (b) Issuance of Additional Shares of Common Stock. In case the Company shall issue or sell any shares of Common Stock (other than 12,000 shares which, as of the date hereof, are reserved for issuance to certain employees, other than in connection with the conversion of 44,928 shares of Series A Preferred Stock currently owned by certain shareholders, other than in connection with the conversion of 69,397 shares of Series B Preferred Stock currently owned by certain shareholders, and other than up to an aggregate of 9,750 shares which may be issued pursuant to the Company 5 1994 Stock Option Plan) after the Closing Date for a consideration less than the Fair Value per share, the Exercise Price upon each such issuance or sale shall be adjusted to the price calculated by multiplying the then existing Exercise Price by a fraction the numerator of which is (i) the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Fair Value per share of Common Stock immediately prior to such issue or sale plus (B) the consideration received by the Company upon such issue or sale, divided by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale and the denominator of which shall be the Fair Value per share of Common Stock immediately prior to such issue or sale.

                  For purposes of this subsection (b), the date as of which the Fair Value per share of Common Stock shall be computed shall be the last day of the most recently completed fiscal period of the Company for which financial statements have been delivered pursuant to the Lease prior to the earlier of (x) the date the Company enters into a firm contract for the issuance of such shares or (y) the date the Company issues such shares.

                  The provisions of this subsection (b) shall not apply to any additional shares of Common Stock which are distributed to holders of Common Stock pursuant to a stock dividend or subdivision for which an adjustment is provided for under subsection (a) of this Section 4.2. No adjustment of the Exercise Price shall be made under this subsection (b) upon the issuance of any additional shares of Common Stock which are issued pursuant to the exercise of any Stock Purchase Rights or pursuant to the conversion or exchange of any Convertible Securities to the extent that such adjustment shall previously have been made upon the issuance of such Stock Purchase Rights or Convertible Securities pursuant to subsection (a), (c) or (d) of this Section 4.2. The Exercise Price shall not be adjusted if shares are issued pursuant to (i) a public offering of shares through an underwriter or placement agent that is a member of the National Association of Securities Dealers, Inc., (ii) to employees of the Company pursuant to bona fide employee benefit plans, or (iii) the Existing Warrants (as hereinafter defined).

                  (c) Issuance of Stock Purchase Rights. In case the Company shall issue or sell any Stock Purchase Rights (other than the warrant for 2,958 shares issued to SFC (TN) QRS 11-21, Inc. and other than the warrants for 29,582 shares issued to First Union Capital Partners, Inc. (the "Existing Warrants")) and the consideration per share at which additional shares of Common Stock may at any time thereafter be issuable upon exercise thereof (or, in the case of Stock Purchase Rights exercisable for the purchase of Convertible Securities, upon the subsequent conversion or exchange of such Convertible Securities) shall be less than Fair Value per share, the Exercise Price shall be adjusted as provided in subsection (b) of this Section 4.2 on the basis that (i) the maximum number of additional shares of Common Stock issuable upon exercise of such Stock Purchase Rights (or upon conversion or exchange of such Convertible Securities following such exercise) shall be deemed to have been issued as of the date of the determination of the Fair Value per share as hereinafter provided, and (ii) the aggregate consideration received for such additional shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Company in connection with the issuance and exercise of such Stock Purchase Rights (or upon conversion or exchange of such Convertible Securities) - For the purposes of this subsection
(c), the date as of which the Fair Value per share of Common Stock shall be computed shall be the last day of the most recently completed fiscal period of the Company for which financial statements have been delivered pursuant to the Lease prior to the earlier of (x) the date the Company enters into a firm contract for the issuance or sale of such Stock Purchase Rights and (y) the date the Company issues or sells such Stock Purchase Rights.

         (d) Issuance of Convertible Securities. In case the Company shall issue or sell any Convertible Securities and the consideration per share for which additional shares of Common Stock may at any time thereafter be issuable pursuant to the terms of such Convertible Securities shall be less than the Fair Value per share, the Exercise Price shall be adjusted as provided in subsection
(b) of this Section 4.2 on the basis that (i) the maximum number of additional shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date for the determination of the Fair Value per share as hereinafter provided, and
(ii) the aggregate consideration received for such additional shares of Common Stock shall be deemed to be equal to the minimum consideration received and receivable by the Company in connection with the issuance and exercise of such Convertible Securities. For the purposes of this subsection (d), the date as of which the Fair Value per share of Common Stock shall be computed shall be the last day of the most recently completed fiscal period of the Company for which financial statements have been delivered pursuant to the Lease prior to the earlier of (x) the date the Company enters into a firm contract for the issuance or sale of such Convertible Securities and (y) the date the Company issues or sells such Convertible Securities. No adjustment of the Exercise Price shall be made under this subsection (d) upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any Stock Purchase Rights, if an adjustment shall previously have been made upon the issuance of such Stock Purchase Rights pursuant to subsection (c) of this Section 4.2.

         (e) Minimum Adjustment. In the event any adjustment of the Exercise Price pursuant to this Section 4.2 shall result in an adjustment of less than $.01 per share or Common Stock, no such adjustment shall be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward, shall amount to $.01 or more per share of Common Stock; provided, however, that upon any adjustment of the Exercise Price resulting from
(i) the declaration of a dividend upon, or the making of any distribution in respect of, any stock of the Company payable in Common Stock or Convertible Securities or (ii) the reclassification by subdivision, combination or otherwise, of the Common Stock into a greater or smaller number of shares, the foregoing figure of $.01 per share (or such figure last adjusted) shall be proportionately adjusted and provided, further upon the exercise of this Warrant in whole or in part, the Company shall make all necessary adjustments (to the nearest .001 of a cent) not theretofore made to the Exercise Price up to and including the date upon which this Warrant is exercised.

         (f) Readjustment of Exercise Price. In the event (i) the purchase price payable for any Stock Purchase Rights or Convertible Securities referred to in subsection (c) or (d) of this Section 4.2, (ii) the additional consideration, if any, payable upon exercise of such Stock Purchase Rights or upon the conversion or exchange of such Convertible Securities or (iii) the rate at which any Convertible Securities above are convertible into or exchangeable for additional shares of Common Stock shall change, the Exercise Price in effect at the time of such event shall forthwith be readjusted to the Exercise Price which would have been in effect at such time had such Stock Purchase Rights or Convertible Securities provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the expiration of any such Stock Purchase Rights not exercised or of any such right to convert or exchange under such Convertible Securities not exercised, the Exercise Price then in effect hereunder shall forthwith be increased to the Exercise Price which would have been in effect at the time or such expiration or termination had such Stock Purchase Rights or Convertible Securities never been issued.

         (g) Reorganization, Reclassification or Recapitalization of Company. In case of any capital reorganization or reclassification or recapitalization of the capital stock of the Company (other than in the cases referred to in subsection (a) of this Section 4.2), or in case of the consolidation or merger of the Company with or into another corporation, or in case of the sale or transfer of the property of the Company as an entirety or substantially as an entirety, there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof (in lieu of or in addition to the number of shares of Common Stock theretofore deliverable, as appropriate) the number of shares of stock or other securities or property to which the holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise of this Warrant or any portion thereof at the time would have been entitled upon such capital reorganization or reclassification of capital stock, consolidation, merger or sale, and at the same aggregate Exercise Price.

         Prior to and as a condition of the consummation of any transaction described in the preceding sentence, the Company shall make equitable, written adjustments in the application of the provisions herein set forth at such time with respect to the rights and interests of holders of Warrants so that the provisions set forth herein shall thereafter be applicable, as nearly as possible in relation to any shares of stock or other Securities or other property thereafter deliverable upon exercise of this Warrant. Any such adjustment shall be made by and set forth in a supplemental agreement between the Company and/or the successor entity, as applicable, which agreement shall bind each such entity and shall be accompanied by an opinion of counsel as to the enforceability of such agreement.

         (h) Dilution in Case of Other Securities. In case any Other Securities shall be issued or sold or shall become subject to issuance or sale upon the conversion or exchange of any stock of the Company or shall become subject to subscription, purchase or other acquisition pursuant to any options or rights issued or granted by the Company (or by any other issuer of Other Securities) for a consideration such as to dilute, within the standards established in the other provisions of this Article IV, the purchase rights granted by this Warrant, then, and in each such case, the computations, adjustments and readjustments provided for in this Article IV with respect to the Exercise Price shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of this Warrant, so as to protect the holders of the Warrant against the effect of such dilution.

         (i) Determination of Consideration. For purposes of this Article IV, the consideration received or receivable by the Company for the issuance, sale, grant or assumption of additional shares of Common Stock, Stock Purchase Rights or Convertible Securities, irrespective of the accounting treatment of such consideration, shall be valued as follows:

                  (i) Cash Payment. In the case of cash, the gross amount received by the Company.

                  (ii) Securities or Other Property. In the case of securities or other property, if there is a readily determinable market price, then the Current Market Price of the security for which such consideration was received and, otherwise, the value determined in good faith by the Board of Directors of the Company (in both cases as of the date immediately preceding the issuance, sale or grant in question).

         (iii) Allocation Related to Common Stock. In the event additional shares of Common Stock are issued or sold together with other securities or other assets of the Company for a consideration which covers both, the consideration received (computed as provided in (1) and (2) above) shall be allocable to such additional shares of Common Stock as determined in good faith by the Board of Directors of the Company.

         (iv) Allocation Related to Stock Purchase Rights and Convertible Securities. In case any Stock Purchase Rights or Convertible Securities shall be issued or sold together with other securities or other assets of the Company, together comprising one integral transaction in which no specific consideration is allocated to the Stock Purchase Rights or Convertible Securities, the consideration shall be allocable to the securities sold as determined in good faith by the Board of Directors of the Company.

         (v) Dividends in Securities. In case the Company shall declare a dividend or make any other distribution upon any stock of the Company (other than Common Stock) payable in either case in Common Stock, Convertible Securities or Stock Purchase Rights, such Common Stock, Convertible Securities or Stock Purchase Rights, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

         (vi) Stock Purchase Rights and Convertible Securities. The consideration for which shares of Common Stock shall be deemed to be issued upon the issuance of any Stock Purchase Rights or Convertible Securities shall be determined by dividing (i) the total consideration, if any, received or receivable by the Company as consideration for the granting of such Stock Purchase Rights or the issuance of such Convertible Securities, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such Stock Purchase Rights, or, in the case of such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange thereof, by (ii) the maximum number of shares of Common Stock issuable upon the exercise of such Stock Purchase Rights or upon the conversion or exchange of all such Convertible Securities.

         (vii) Merger, Consolidation or Sale of Assets. In case any shares of Common Stock or Convertible Securities or any Stock Purchase Rights shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the Fair Value of such portion of the assets and business of the non-surviving corporation as shall be attributable to such Common Stock, Convertible Securities or Stock Purchase Rights, as the case may be. In the event of any merger or consolidation of the Company in which the Company is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the Fair Value on the date of such transaction of such stock or securities of the other corporation, and if any such calculation results in adjustment of the Exercise Price, the determination of this number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such merger, consolidation or sale, for the purposes of subsection (g) of this
         Section 4.2, shall be made after giving effect to such adjustment of the Exercise Price.

         (j) Record Date. In case the Company shall take a record of the holders of the Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities or
(ii) to subscribe for or purchase Common Stock or Convertible Securities, then all references in this Article IV to the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be, shall be deemed to be references to such record date.

         (k) Shares Outstanding. The number of shares of Common Stock deemed to be outstanding at any given time shall not include (i) shares of Common Stock in the treasury of the Company or any wholly-owned subsidiary and (ii) any of the Issuable Warrant Shares or the Issued Warrant Shares.

         (l) Application. Except as otherwise provided herein, all subsections of this Section 4.2 are intended to operate independently of one another. If an event occurs that requires the application of more than one subsection, all applicable subsections shall be given independent effect.

         (m) No Adjustments under Certain Circumstances. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Exercise Price in the case of:

                  (i) the issuance of shares of Common Stock upon the exercise in whole or part of this Warrant;

                  (ii) the issuance of shares of Common Stock pursuant to a rights offering or which the holder hereof elects to participate under the provisions of Section 4.3 hereof; or

                  (iii) the issuance of shares of Common Stock pursuant to the Existing Warrants.

         4.3. Rights Offering. In the event the Company shall effect an offering of Common Stock pro rata among its stockholders, the holder hereof shall be entitled, at its option, to elect to participate in each and every such offering as if this Warrant had been exercised and such were, at the time of any such rights offering, then a holder of that number of shares of Common Stock to which such holder is then entitled on the exercise hereof.

         4.4.     Certificates and Notices.

         (a) Adjustments to Exercise Price. Upon any adjustment under this
Article IV of the number of shares of Common Stock purchasable upon exercise of this Warrant or of the Exercise Price, the Company shall provide a certificate, signed (i) by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, or (ii) by any independent firm of certified public accountants of recognized national standing selected by, and at the expense of, the Company, setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated. The Company shall mail such certificate to the holder of this Warrant specifying the adjusted Exercise Price and the number of shares of Common Stock purchasable upon exercise of such holder's Warrant after giving effect to all adjustments.

         The certificate of any independent firm of certified public accountants of recognized national standing selected by the Board of Directors of the Company shall be conclusive evidence of the correctness of any computation made under this Article IV, absent manifest error.

         (b) Extraordinary Corporate Events. In case the Company after the date hereof shall propose to (i) pay any dividend, in cash or in stock, or make any other distribution to the holders of shares of Common Stock, (ii) offer to the holders of shares of Common Stock rights to subscribe for or purchase any additional shares of any class of stock or any other rights or options or (iii) effect any reclassification of the Common Stock (other than a reclassification involving merely the subdivision or combination of outstanding shares of Common Stock), or any capital reorganization or any consolidation or merger (other than a merger in which no distribution of securities or other property is to be made to holders of shares of Common Stock), or any sale, transfer or other disposition of its property, assets and business as an entirety or substantially as an entirety, or the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall mail to the holder of this Warrant notice of such proposed action, which shall specify the date on which the stock transfer books of the Company shall close, or a record shall be taken, for determining the holders of Common Stock entitled to receive such dividend or other distribution or such rights or options, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, dissolution or winding up shall take place or commence, as the case may be, and the date as of which it is expected that holders of Common Stock of record shall be entitled to receive securities or other property deliverable upon such action, if any such date is to be fixed. Such notice shall be mailed in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of Common Stock for purposes of receiving such payment or offer, or in the case of any action covered by clause (iii) above at least 30 days prior to the date upon which such action takes place and 20 days prior to any record date to determine holders of Common Stock entitled to receive such securities or other property.

         (c) Effect of Failure. Failure to file any certificate or notice or to mail any notice, or any defect in any certificate or notice pursuant to this
Section 4.4, shall not affect the legality or validity of the adjustment of the Exercise Price or the number of shares purchasable upon exercise of this Warrant, or any transaction giving rise thereto.

                                   ARTICLE V
                            RESTRICTIONS ON TRANSFER

         Neither this Warrant nor any Issued Warrant Shares shall be transferable except (a) to an Affiliate of the holder hereof, (b) to a successor corporation to the holder hereof as a result of a merger or consolidation with, or sale of all or substantially all of the assets of, the holder hereof, (c) as is or may be required by the holder hereof to comply with any Federal or state law or any rule or regulation of any governmental or public body or authority, or (d) on 30 days prior written notice to the Company for a period of 90 days immediately following the date of such notice, to any other Person or Persons.

         Any notice given by the holder hereof or of any Issued Warrant Shares pursuant to subsection (d) of the first paragraph of this Article V shall contain (i) the name and address of the proposed bona fide purchaser, (ii) the proposed purchase price for this Warrant or portion hereof or Issued Warrant Shares proposed to be sold ("Proposed Purchase Price"), (iii) the portion of this Warrant or the number of Issued Warrant Shares proposed to be sold and (iv) a brief description of such proposed transfer.

         The conditions contained in the following sections of this Article V are intended to ensure compliance with the

Securities Act in respect of the transfer of this Warrant or Issued Warrant Shares. Reference in this Article V to Issued Warrant Shares includes Issued Warrant Shares theretofore issued upon the exercise of this Warrant or otherwise which are then evidenced by Certificates required to bear the legend set forth in Section 5.7 hereof.

         5.1. Notice of Proposed Transfer. The holder hereof or the holder of any Issued Warrant Shares bearing the legend set forth in Section 5.7 hereof, by acceptance hereof or thereof, agrees to give written notice to the Company, prior to any transfer of this Warrant, such Issued Warrant Shares or any portion hereof or thereof, of its intention to make such transfer as required by the preamble of this Article V.

         5.2. Mandatory Redemption of Warrant by the Company. At any time (i) during the Redemption Period, (ii) upon the occurrence of an Exercise Event (other than an event described in clause (c) of the definition of "Value Event" set forth in Article I hereof) or (iii) at any time after December 31, 2000 in case of the occurrence at any time of an event described in clause (c) of the definition of "Value Event", the holder of the Warrant may offer it to the Company for redemption, and the Company shall so redeem this Warrant for a price equal to the amount by which the greater of (x) the then Fair Value per share of Common Stock multiplied by the number of Issuable Warrant Shares at such time and (y) the then Net Book Value per share of Common Stock multiplied by the number of Issuable Warrant Shares at such time is in excess of the Exercise Price for the Issuable Warrant Shares at such time. Such redemption price shall be paid to the holder hereof in cash within 30 days of the determination of such price. The Fair Value per share and the Net Book Value per share shall be finally determined within 120 days of the date on which an offer to redeem this Warrant is made to the Company. In the event that the Company is not legally able to redeem this Warrant because of the provisions of Section 8-160 of the General Corporation Law of the State of Delaware, then the Company shall not be obligated to effect such redemption until the Company has sufficient funds to effect such redemption in accordance with such section.

         5.3. Incidental Registration and Qualification. If the Company proposes to register any of its securities under the Securities Act on its behalf or on behalf of any of its security holders on any registration form (otherwise than for the registration of securities to be offered and sold pursuant to (a) an employee benefit plan, (b) a dividend or interest reinvestment plan, (c) other similar plans or (d) reclassifications of securities, mergers, consolidations and acquisitions of assets) permitting a secondary offering or distribution of Issued Warrant Shares, not less than 90 days prior to each such registration the Company shall give to the holder hereof and the holders of Issued Warrant Shares bearing the legend required by Section 5.7 hereof written notice of such proposal which shall describe in detail the proposed registration and distribution (including those jurisdictions where registration or qualification under the securities or blue sky laws is intended) and, upon the written request of the holder hereof or a holder of such Issued Warrant Shares furnished within 30 days after the date of any such notice, proceed to include in such registration such Warrant Shares ("Piggy-Back Shares") as have been requested by any such holder to be included in such registration. The holder hereof or any holder of such Issued Warrant Shares shall in its request describe briefly the proposed disposition of such shares of Common Stock. The Company will in each instance use its best efforts to cause all such Piggy-Back Shares to be registered under the Securities Act and qualified under the securities or blue sky laws of any jurisdiction requested by a prospective seller, all to the extent necessary to permit the sale or other disposition thereof in the manner stated in such request) by a prospective seller of the securities so registered.

If the managing underwriter selected by the Company (if such distribution is a primary offering) or the security holders (if such security holders are exercising demand registration rights) to manage the distribution of the shares of Common Stock being registered, advises the Company in writing that, in its opinion, the inclusion of the Piggy-Back Shares with the securities being registered by the Company and/or other prospective sellers would materially adversely affect the distribution of all such securities, then (a) if such distribution is a primary offering on behalf of the Company, the Company shall first be entitled to have all of the shares proposed to be sold by it included in such distribution before any shares (including Piggy-Back Shares) proposed to be sold by any other prospective sellers are included in such distribution, and any shares in excess of such numbers of shares proposed to be sold by the Company which are permitted by such managing underwriter to be included in such distribution shall be allocated among such other prospective sellers in such proportion as the number of shares proposed to be sold by each such prospective seller bears to the aggregate number of shares of Common Stock proposed to be sold by all such prospective sellers; and (b) if such distribution is initiated pursuant to the exercise of demand registration rights granted by the Company to any of its security holders, the Company and each prospective seller may sell that proportion of the shares of Common Stock to be sold in the proposed distribution which the number of shares of Common Stock proposed to be sold by such prospective seller bears to the aggregate number of shares of Common Stock proposed to be sold by all prospective sellers (including the Company).

         The holder hereof and any holder of Issued Warrant Shares who has requested shares of Common Stock to be included in a registration pursuant to this Section 5.3, by acceptance hereof or thereof, agrees to (a) the selection by the Company or such other security holders of an underwriter to manage such registration and (b) execute an underwriting agreement with such underwriter that is (i) reasonably satisfactory to such holder and (ii) in customary form.

         Nothing in this Section 5.3 shall be deemed to require the Company to proceed with any primary registration of its securities after giving the notice as provided herein, provided however, that the Company shall pay all expenses incurred pursuant to such notice (in accordance with Section 5.5 hereof.)

         5.4. Registration and Qualification Procedures. Whenever the Company is required by the provisions of Section 5.3 hereof to use its best efforts to effect the registration under the Securities Act of any Warrant Shares, the Company will, as expeditiously as is possible:

         (a) prepare and file with the Commission a registration statement with respect to such securities in connection with which the Company will give the sellers, their underwriters, if any, their respective counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such sellers' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act;

         (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and the prospectus current and to comply with the provisions of the Securities Act with respect to the sale of all securities covered by such registration statement whenever the seller of such securities shall desire to sell the same; provided, however, the Company shall have no obligation to file an amendment or supplement at its own expense more than 9 months after the effective date of such registration statement;

         (c) furnish to each seller such numbers of copies of preliminary prospectuses and prospectuses and each supplement or amendment thereto and any other documents as each seller may reasonably request in order to facilitate the sale or other disposition of the securities owned by such seller in conformity with (i) the requirements of the Securities Act and (ii) the seller's proposed method of distribution;

         (d) register or qualify the securities covered by such registration statement under the securities or blue sky laws of such jurisdictions within the United States as each seller shall request, and do such other reasonable acts and things as may be required of it to enable each seller to consummate the sale or other disposition in such jurisdictions of the securities owned by such seller; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or consent to a general and unlimited service of process in any such jurisdiction, or (ii) qualify as a dealer in securities;

         (e) furnish, at the request of any seller on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, it any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the seller of such securities may reasonably request and are customarily included in such opinions and (ii) letters, dated, respectively, (A) the effective date of the registration statement and (B) the date such securities are delivered to the underwriters, if any, for sale pursuant to such registration, from a firm of independent certified public accountants of recognized national standing selected by the Company, addressed to the underwriters, if any, and to the seller making such request, covering such financial, statistical and accounting matters with respect to the registration in respect of which such letters are being given as the seller of such securities may reasonably request and are customarily included in such letters;

         (f) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders as soon as reasonably practicable, but not later than 16 months after the effective date of the registration statement, an earnings statement covering a period of at least 12 months beginning after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

         (g) enter into and perform an underwriting agreement with the managing underwriter, if any, selected as provided in Section 5.3 hereof, containing customary (i) terms of offer and sale of the securities, payment provisions, underwriting discounts and commissions, and (ii) representations, warranties, covenants, indemnities, terms and conditions; the sellers may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such sellers and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such sellers; such sellers shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such seller and such seller's intended method of distribution and any other representation required by law;

         (h) notify each seller at any time when a prospectus relating to the registration is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, at the request of any such seller promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and

         (i) keep each seller advised in writing as to the initiation and progress of any registration under Section 5.3 hereof.

         5.5. Expenses. If the company is required by the provisions of Section
5.3 hereof to use its best efforts to effect the registration or qualification under the Securities Act or any state securities or blue sky laws of any of the Warrant Shares, the Company shall pay all expenses in connection therewith (other than any discounts or commissions to any underwriter attributable to the Warrant Shares being sold which shall be paid out of the proceeds of the offering), which expenses shall include, without limitation, (a) all expenses incident to filing with the National Association of Securities Dealers, Inc.,
(b) registration fees, (c) printing expenses, (d) accounting and legal fees and expenses, (e) expenses of any special audits incident to or required by any such registration or qualification, (f) premiums for insurance in such amount, if any, deemed appropriate by the managing underwriter and (g) expenses of complying with the securities or blue sky laws of any jurisdictions in connection with registration or qualification.

         5.6. Indemnification. In connection with any registration or qualification of securities under Section 5.3 hereof, the Company agrees to indemnify the holder hereof and the holders of any Issued Warrant Shares and each underwriter thereof, including each person, if any, who controls the holder or such stockholder or underwriter within the meaning of Section 15 of the Securities Act, against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) caused by any untrue, or alleged untrue, statement of a material fact contained in any registration statement, preliminary prospectus, prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or caused by any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing to the Company by the holder or any such stockholder or underwriter expressly for use therein. The Company and each officer, director and controlling person of the Company shall be indemnified by the holder of this Warrant and by the holders of any Issued Warrant Shares for all such losses, claims, damages, liabilities and expenses (including the costs of reasonable investigation) caused by any such untrue, or alleged untrue, statement or any such omission or alleged omission, based upon information furnished in writing to the company by the holder hereof or any such stockholder expressly for use therein.

         Promptly upon receipt by a party indemnified under this Section 5.6 of notice of the commencement of any action against such indemnified party in respect of which indemnity or reimbursement may be sought against any indemnifying party under this Section 5.6, such indemnified party shall notify the indemnifying party in writing of the commencement of such action, but the failure so to notify the indemnifying party shall not relieve it of any liability which it may have to any indemnified party otherwise than under this
Section 5.6 unless such failure shall materially adversely affect the defense of such action. In case notice of commencement of any such action shall be given to the indemnifying party as above provided, the indemnifying party shall be entitled to participate in and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such indemnified party. The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the indemnified party unless (a) the indemnifying party agrees to pay the same, (b) the indemnifying party fails to assume the defense of such action with counsel reasonably satisfactory to the indemnified party or (c) the named parties to any such action (including any impleaded parties) have been advised by such counsel that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party). No indemnifying party shall be liable for any settlement entered into without its consent.

         If the indemnification provided for in this Section 5.6 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, expenses or actions in respect thereof referred to herein, then each indemnifying party shall in lieu of indemnifying such indemnified party as a result of such losses, claims, damages, liabilities, expenses or actions in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the sellers of such Common Stock, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, expenses or actions as well as any other relevant equitable considerations, including the failure to give the notice required hereunder. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one had, or the sellers of such Common Stock, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the holder hereof agree that it would not be just and equitable if contribution pursuant to this Section 5.6 were determined by pro rata allocation (even if all of the sellers of such Common Stock were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or actions in respect thereof referred to above shall be deemed to include any legal or other reasonable expenses incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the contribution provisions of this Section 5.6, in no event shall the amount contributed by any seller of Common Stock exceed the aggregate gross offering proceeds received by such seller from the sale of Common Stock to which such contribution claim relates. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

         Each holder of this Warrant and each holder of Issued Warrant Shares bearing the legend required by Section 5.7 hereof, by acceptance hereof or thereof, as the case may be, agrees to the indemnification and contribution provisions of this Section 5.6.

         5.7. Legend on Warrants and Certificates. Each Warrant shall bear a legend in substantially the following form:

         "This Warrant and any shares of Common Stock issuable upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, and neither this Warrant nor any such shares may be transferred in the absence of such registration or any exemption therefrom under such Act."

         Warrant Shares which are issued upon the exercise in whole or in part of this Warrant or otherwise, or are thereafter transferred, in either case under such circumstances that no registration under the Securities Act is required, shall bear on the face thereof the following legend:

         "The Shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and any transfer thereof is subject to the conditions specified in the Warrant dated as of July 23, 1996 originally issued by Q Clubs Inc. (the "Company") to SFC (TX)
         (QRS) 12-18, Inc. to purchase shares of Common Stock, $0.01 par value, of the Company. A copy of the form of such Warrant is on file with the Secretary of the Company at 395 Springside Drive, Akron, Ohio 44333, and will be furnished without charge by the Company to the holder of this certificate upon written request to the Secretary of the Company at such address."

         5.8 Termination of Restrictions. The restriction imposed under this
Article V upon the transferability of this Warrant, or of Issuable Warrant Shares or Issued Warrant Shares, shall cease when (a) a registration statement covering such Issuable Warrant Shares or Issued Warrant Shares becomes effective under the Securities Act or (b) the Company receives an Opinion of Counsel that such restrictions are no longer required in order to ensure compliance with the Securities Act. When such restrictions terminate, the Company shall, or shall instruct its transfer agent and registrar to, issue new certificates in the name of the holder not bearing the legends required under Section 5.7 hereof.

         5.9. Supplying Information. The Company, the holder hereof and each holder of Issued Warrant Shares shall cooperate with each other in supplying such information as may be necessary for any of such parties to complete and file any information reporting forms presently or hereafter required by the Commission or any commissioner or other authority administering the blue sky or securities laws of any jurisdiction where shares of Common Stock are proposed to be sold pursuant to Section 5.1 hereof.


                                   ARTICLE VI
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to the Initial Holder and each subsequent holder of this Warrant that as of the Closing Date:

         6.1. Organization and Capitalization of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The authorized capital of the Company consists of 280,000 shares of Common Stock, par value $0.01 per share. As of the date hereof there are 107,396 shares of Common Stock issued and outstanding, and no shares of the Company's capital stock are held in its treasury. No unissued shares of Common Stock are reserved for any purpose other than for issuance upon the exercise of this Warrant, except for 12,000 shares of Common Stock reserved for issuance to three key employees of the Company, the shares reserved for issuance pursuant to the Company's 1994 Stock Option Plan, the existing Warrants and the issued and outstanding Series A Preferred Stock and Series B Preferred Stock. The Company has not issued or agreed to issue any Stock Purchase Rights, other than pursuant to the Warrant and the Existing Warrants, or Convertible Securities (other than 44,928 shares of Series A Preferred Stock issued to certain shareholders and other than 69,397 shares of Series B Preferred Stock issued to certain shareholders), and except as set forth on Exhibit 6.1 hereto, there are no preemptive rights in effect with respect to the issuance of any shares of Common Stock upon the exercise of this Warrant. All the outstanding shares of the Company's capital stock have been validly issued without violation of any preemptive or similar rights and are fully paid and nonassessable.

         6.2. Authority. The Company has full corporate power and authority to execute and deliver this Warrant and to perform all of its obligations hereunder, and the execution, delivery and performance hereof have been duly authorized by all necessary corporate action on its part. This Warrant has been duly executed on behalf of the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

         6.3. NO Legal Bar. Neither the execution, delivery or performance of this Warrant will (a) conflict with or result in a violation of the certificate of incorporation or bylaws of the Company, (b) conflict with or result in a violation of any law, statute, regulation, order or decree applicable to the Company or any Affiliate which conflict or violation would have a material adverse effect on the Company, (c) require any consent or authorization or filing with, or other act by or in respect of, any governmental authority other than with respect to the transfer of this Warrant, or (d) result in a breach of, constitute a default under or constitute an event creating rights of acceleration, termination or cancellation under any mortgage, lease, contract, franchise, instrument or other agreement to which the Company is a party or by which it is bound, other than applicable restrictions contained in any of such documents relating to indebtedness of the Company and which, in any such case, would have a material adverse affect on the Company.

                                  ARTICLE VII
                        VARIOUS COVENANTS OF THE COMPANY

         7.1. No Impairment or Amendment. The Company shall not by any action including, without limitation, amending its certificate of incorporation, any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate to protect the rights of the holder hereof against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, (b) take all such action as may be necessary or appropriate in order that the Company may validly issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and
(c) obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

         Upon the request of the holder hereof the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to such holder, the continued validity of this Warrant and the Company's obligations hereunder.

         7.2. Reservation of Common Stock. The Company will at all times reserve and keep available, solely for issuance, sale and delivery upon the exercise of this Warrant a number of shares of Common Stock equal to the number of shares of Common Stock issuable upon the exercise of this Warrant. All such shares of Common Stock shall be duly authorized and, when issued upon exercise of this Warrant, shall be validly issued and fully paid and non-assessable with no liability on the part of the holders thereof.

         7.3. Listing on Securities Exchange. If the Company shall list any shares of Common Stock on any securities exchange it will, at its expense, list thereon, maintain and increase when necessary such listing of, all Issued Warrant Shares so long as any shares of Common Stock shall be so listed. The Company will also so list on each securities exchange, and will maintain such listing of, any other securities which the holder of this Warrant shall be entitled to receive upon the exercise thereof if at the time any securities of the same class shall be listed on such securities exchange by the Company.

         7.4. Availability of Information. The Company will cooperate with the holder hereof and of Issued Warrant Shares in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption under Rule 144 of the Securities Act for the sale of this Warrant or such Issued Warrant Shares.

         7.5. Indemnification. If the Company fails to make when due any payments provided for in this Warrant, the Company shall pay to the holder hereof (a) interest at the Default Rate on any amounts due and owing to such holder and (b) such further amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees and expenses incurred by such holder in collecting any amounts due hereunder.

         The Company shall indemnify, save and hold harmless the holder hereof from and against any and all liability, loss, cost, damage, reasonable attorneys' and accountants' fees and expenses, court costs and all other out-of-pocket expenses (excluding consequential damages) incurred in connection with or arising from an Event of Default.

                                  ARTICLE VIII
                                 MISCELLANEOUS

         8.1. Nonwaiver. No course of dealing or any delay or failure to exercise any right, power or remedy hereunder on the part of the holder hereof shall operate as a waiver of or otherwise prejudice such holder's rights, powers or remedies.

         8.2. Holder Not a Stockholder. Prior to the exercise of this Warrant, the holder hereof shall not be entitled to any of the rights of a stockholder of the Company including, without limitation, the right as a stockholder to (a) vote on or consent to any proposed action of the Company or (b) receive (i) dividends or any other distributions made to stockholders, (ii) notice of or attend any meetings of stockholders of the Company (except as provided in Article IV hereof) or (iii) notice of any other proceedings of the Company (except as provided in Article IV hereof).

         8.3. Notices. Any notice, demand or delivery to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed to (a) the holder of this Warrant or Issued Warrant Shares at its last known address appearing on the books of the Company maintained for such purpose or (b) the Company at its principal office at 395 Springside Drive, Akron, Ohio 44333. The holder of this Warrant and the Company may each designate a different address by notice to the other pursuant to this Section 8.3.

         8.4. Like Tenor. All Warrants shall at all times be identical, except as to the Preamble.

         8.5. Remedies. The Company recognizes that the remedies at law of the holder of this Warrant or of Issued Warrant Shares in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant may not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise as necessary to protect the interests of such holder.

         8.6. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Company and the holder hereof, to the extent provided herein, and shall be enforceable by any such holder.

         8.7. ModificatiOn and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not durable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Agreement, but this Agreement shall be construed as if such unenforceable provision had never been contained herein.

         8.8. Integration. This Warrant replaces all prior agreements, supersedes all prior negotiations and constitutes the entire agreement of the parties with respect to the transactions contemplated herein.

         8.9. Amendment. This Warrant may not be modified or amended except by written agreement of the Company and the holder hereof.

         8.10. Headings. The headings of the Articles and Sections of this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

         8.11. Governing Law. This Warrant shall be governed by the laws of the State of Delaware.



Dated as of July 23, 1996

                                       Q CLUBS INC.


                                       By: /s/ Richard A. Intorcio
                                           -------------------------------
                                           Richard  A. Intorcio, Vice
                                           President and Treasurer

                            NOTICE OF EXERCISE FORM

                   (To be executed only upon partial or full
                        exercise of the within Warrant)


The undersigned registered holder of the within Warrant irrevocably exercises the within Warrant for and purchases shares of Common Stock of Q CLUBS INC. and herewith makes payment therefor in the amount of $_____, all at the price and on the terms and conditions specified in the within Warrant, and requests that a certificate (or _____ certificates in denominations of _________ shares) for the shares of Common Stock of Q CLUBS INC. hereby purchased be issued in the name of and delivered to (choose one) (a) the undersigned or (b) __________________, whose address is ____________________________and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Common Stock of __________ not being purchased hereunder be issued in the name of and delivered to (choose one) (a) the undersigned or (b)___________________, whose address is ______________________________________________________.


Dated: ____________________, _____

Signature Guaranteed:                       By: __________________________
                                            (Signature of Registered
                                            Holder)
__________________________________

By: ______________________________
              [Title:]

NOTICE: The signature to this Notice of Exercise must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

         The signature to this Notice of Exercise must be guaranteed by a commercial bank or trust company in the United States or a member firm of the New York Stock Exchange.

                                ASSIGNMENT FORM

                    (To be executed only upon the assignment
                             of the within Warrant)

FOR VALUE RECEIVED, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto __________________ whose address is___________________________________ all of the rights of the undersigned under the within Warrant, with respect to _________ shares of Common Stock of Q CLUBS INC. (the "Company") and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Common Stock of ____________ not being transferred hereunder be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint ____________________ Attorney to register such transfer on the books of the Company maintained for the purpose, with full power of substitution in the premises.

Dated: _____________, _____

Signature Guaranteed:                       By: __________________________
                                                (Signature of Registered
                                                Holder)
__________________________________

By : _____________________________
              [Title:]


NOTICE: The signature to this Assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

         The signature to this Assignment must be guaranteed by a commercial bank or trust company in the United States or a member firm of the New York Stock Exchange.